UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 5, 2007

BAXL HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Nevada	333-130492	35-2255990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Berkshire Boulevard, Bethel, CT 06801
(Address of principal executive offices)

(203) 730-1791
(Registrant’s Telephone Number, including Area Code)

Allmarine Consultants Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS.

On October 5, 2007, BAXL Holdings, Inc. (formerly Allmarine Consultants Corporation) issued a press release announcing that its Over-the-Counter Bulletin Board symbol had changed as a result of its recent name change.  BAXL Holdings, Inc.’s new symbol is BXLH.  Its former symbol was ALMN.  A copy of the press release is attached hereto as Exhibit 99.1

 ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated October 5, 2007 announcing new stock symbol.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAXL HOLDINGS, INC.

Date: October 5, 2007	By:	/s/ Gus Bottazzi
Gus Bottazzi
President and Chief Executive Officer